Offerings - Offering: 1	Aug. 06, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 28,641,571.70
Amount of Registration Fee	$ 3,955.40
Offering Note	The Transaction Valuation was calculated as the aggregate maximum purchase price for shares of limited liability company interests. The fee of $3,955.40 was paid by Adams Street Private Equity Navigator Fund LLC in connection with filing its Schedule TO-I on May 15, 2026 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. The fee was calculated at 0.01381% of the Transaction Valuation, the filing fee rate in effect as of the date of the filing of the Schedule TO.